The Glenmede Fund, Inc.

RESPONSIBLE ESG U.S. EQUITY PORTFOLIO (RESGX)

(the “Portfolio”)

Supplement dated August 8, 2024 to the Summary Prospectus and Equity Prospectus,

each dated February 28, 2024

The Board of Directors of The Glenmede Fund, Inc. has approved (i) a change to the Portfolio name; (ii) revisions to the principal investment strategy of the Portfolio such that, using quantitative analysis, under normal circumstances, the Portfolio will invest at least 80% of the value of its net assets (including borrowings for investment purposes) in equity securities, such as common stocks, of large cap companies tied to the U.S. that meet the Portfolio’s environmental criteria. This change is effective on October 7, 2024. Accordingly, effective October 7, 2024, the Responsible ESG U.S. Equity Portfolio Summary Prospectus (the “Summary Prospectus”) and the Equity Prospectus (the “Prospectus”) are revised as follows:

Name Change of the Portfolio

All references to the “Responsible ESG U.S. Equity Portfolio” in the Responsible ESG U.S. Equity Portfolio Summary Prospectus and the Prospectus will be changed to the “Environmental Accountability Portfolio”

The section entitled “Principal Investment Strategies” on page 2 of the Summary Prospectus and the sub-section entitled “Principal Investment Strategies” of the “Summary Section” of the Responsible ESG U.S. Equity Portfolio beginning on page 23 of the Prospectus are hereby deleted in their entirety and replaced with the following:

Principal Investment Strategies

Using quantitative analysis, under normal market circumstances, the Portfolio invests at least 80% of the value of its net assets (including borrowings for investment purposes) in equity securities, such as common stocks, of large cap companies tied economically to the U.S. that meet the Portfolio’s environmental criteria. The Advisor considers a company to be tied economically to the U.S. if the company: 1) is organized under the laws of the U.S., 2) maintains its principal place of business in the U.S., 3) is traded principally in the U.S. or 4) at the time of purchase, is included in a U.S. equity index managed by S&P Global Ratings (“S&P”) or FTSE Russell (“Russell”). Larger cap companies include companies with market capitalizations, at the time of purchase, within the market capitalization range of any stock in the Russell 1000® Index. That capitalization range was $17 million to $2.9 trillion as of December 31, 2023.

As part of its process, the Advisor identifies companies that satisfy its certain identified environmental criteria, such as pollution prevention, environmental transparency and resource efficiency. The evaluation process is conducted on an industry-specific basis and involves the review of key indicators. These categories may be changed without shareholder approval. The Advisor also evaluates company environmental disclosure practices, including the existence of climate change policies and emissions reduction initiatives, as well as consideration of the company’s involvement in health and safety issues related to environmental controversies.

The Portfolio seeks to tilt towards companies which demonstrate stronger environmental characteristics, such as lower emissions intensity, and stronger disclosure around policies, practices, and industry standards to shift to a low carbon economy. The Advisor’s process also employs negative screening to exclude companies that do not meet minimum environmental performance standards. The Advisor complements its environmental criteria with a multi-factor approach to select stocks that its models identify as having reasonable prices, good fundamentals and rising earnings expectations. These models rank securities based on certain criteria, including valuation ratios, profitability and earnings-related measures. The Portfolio may actively trade its securities to achieve its principal investment strategies.

In the section entitled “Principal Investment Risks” on page 2 of the Summary Prospectus and in the sub-section entitled “Principal Investment Risks” of the “Summary Section” of the Responsible ESG U.S. Equity Portfolio on page 25 of the Prospectus, the paragraph entitled “Strategy Risk” is hereby deleted in its entirety and replaced with the following:

Strategy Risk: The application of environmental standards will affect the Portfolio’s exposure to certain issuers, industries, sectors, regions and countries and may impact the relative financial performance of the Portfolio — positively or negatively — depending on whether such investments are in or out of favor.

The sub-section entitled “Responsible ESG U.S. Equity Portfolio” of the section entitled “Additional Information About Investments - Objective, Principal Strategies and Risks” on page 62 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Environmental Accountability Portfolio

The Advisor attempts to achieve the Portfolio’s objective to provide maximum long-term total return consistent with reasonable risk to principal by investing, under normal market circumstances, at least 80% of the value of its net assets (including borrowings for investment purposes) in equity securities, including common stocks, of large cap companies tied economically to the U.S. that meet the Portfolio’s environmental criteria. This is a non-fundamental investment policy that can be changed by the Portfolio upon 60 days’ prior notice to shareholders. The Advisor considers a company to be tied economically to the U.S. if the company: 1) is organized under the laws of the U.S., 2) maintains its principal place of business in the U.S., 3) is traded principally in the U.S. or 4) at the time of purchase, is included in a U.S. equity index managed by S&P or Russell.

The data providers currently providing the environmental data for analysis are MSCI, Inc. (“MSCI”) and OWL ESG, Inc.

Please retain this Supplement for future reference.